EXHIBIT 10K

AMENDMENT TO THE
2003 STOCK OPTION PLAN
2005 INDEPENDENT SALES AGENT STOCK OPTION PLAN
2006 STOCK OPTION PLAN
AND
2006 INDEPENDENT SALES AGENT STOCK OPTION PLAN
OF
AUTOINFO, INC.

WHEREAS, each of the AutoInfo, Inc. (the "Company") 2003 Stock Option Plan (the "2003 Plan"), 2005 Independent Sales Agent Stock Option Plan (the "2005 Plan"), 2006 Stock Option Plan (the "2006 Plan") and 2006 Independent Sales Agent Stock Option Plan (the "Independent Sales Agent Plan") (collectively, the "Plans") provide that "the Board of Directors (the "Board"), may at any time and from time to time, suspend, terminate, modify or amend the Plan; and
WHEREAS, on October 7, 2010 (the "Effective Date"), the Board of the Company by unanimous written consent adopted resolutions authorizing and approving an amendment to each of the Plans to permit the cashless exercise of Options granted and to be granted under the Plans.
NOW THEREFORE, as of the Effective Date, the Plans are hereby amended as follows:

1.	Section 6(d) of each of the 2003 Plan and 2005 Plan, respectively, is hereby amended to read as follows:

"(d)      Medium and Time of Payment.  The Option Price multiplied by the number of shares of Common Stock exercised by the Optionee shall be paid in full, at the time of exercise, (i) in cash; or (ii) by the cancellation of the number of shares of Common Stock covered by the Option upon exercise having a Fair Market Value equal to the Option Price multiplied by the number of shares of Common Stock exercised by the Optionee."

2.	Section 6(e) of each of the 2006 Plan and Independent Sales Agent Plan, respectively, is hereby amended to read as follows:

"(e)      Medium and Time of Payment.  The Option Price multiplied by the number of shares of Common Stock exercised by the Optionee shall be paid in full, at the time of exercise, (i) in cash; or (ii) by the cancellation of the number of shares of Common Stock covered by the Option upon exercise having a Fair Market Value equal to the Option Price multiplied by the number of shares of Common Stock exercised by the Optionee."